                                CENTRAL LIFE ASSURANCE
                           COMMERCIAL MORTGAGE PASS-THROUGH
                          DEPOSITS AND APPLICATION OF FUNDS
                            PURSUANT TO SECTION 4.01&4.02

Beginning Cerificate Account Balance                                                                                         0.00
   (4.01) Deposits:
    (y)   sub-Cerificate Account (from Schedule G)                                                            0.00
   (i)    Collection Account                                                                            524,883.06
   (ii)   Reserve   fund (From Schedule b)                                 4.07(iv)                           0.00
   (ii)   Expense   Reserve Fund (From Schedule C)                        4.07(xvii)                          0.00
   (iii)  Recoverable Voluntary Advances (From Schedule A3)                 4.07(v)                           0.00
   (iv)   Excess Substituted Mortgages (2.05)(b)(2)                                                           0.00
    (v)   Sale of   mortgage  Loans as Providedin Article x                                                   0.00
   (vi)   Reinvestment Income:
           Certificate Account (4.01(b))                                                     794.07
           Sub-Certificate Account                                                             0.00
           Reserve   Fund (From schedule B)                                                2,096.89
           Expense   Reserve Fund (From Schedule c)                       4.07(xvii)          17.57       2,908.53
Total Deposits Expected To be Available                                                                                527,791.59

   (4.02) Withdrawals:
    (i)   Expense   Reserve Fund Deficiency (From Schedule C)             4.07(xvii)                      2,674.03
   (ii)   Servicer's Basic Fee (From Schedule E)                         4.07(xviii)                      5,039.00
   (ii)   Servicer's Re-Investment Income (From Schedule E)                                               2,908.53

   (iii)  Recoverable Delinquent Payments
            Voluntary Advance Reimburesement                                4.07(i)            0.00
            Reserve Fund Replenishment (From Schedule B)                   4.07(ii)            0.00           0.00
   (iv)   Non-Recoverable Delinquent Payments:
  (first)   Voluntary Advance Reimburesement                                4.07(i)            0.00
 (second)   Reserve Fund Replenishment (From Schedule B)                   4.07(ii)            0.00           0.00
                                                                                                                    -------------
Cash Flow Balance to Certificate Holders                                                                               517,170.03
  (third) Total Senior Distribution-Interest (From Schedule A)             4.07(iii)                     44,161.08
 (fourth) Total Senior Distribution-Reduction in Outstanding Amounts       4.07(iii)                    217,083.64
  (fifth) Total Class B Distribution-Interest (From Schedule A)            4.07(iii)                    157,406.92
  (sixth) Total Class B Distribution-Reduction in Outstanding Amounts      4.07(iii)                          0.00
          Surplus Distribution:
(seventh) Class A   Certificates reduction                                 4.07(iii)                     98,518.39
 (eighth)   Class   B Certificates Reduction (From Schedule A1)            4.07(iii)                          0.00
                                                                                                     -------------
Total Distribution to Certificate Holders                                                                              517,170.03
                                                                                                                    -------------
Remaining Balance Distributable (If negative, see Schedule H pg 11)        4.07(vi)                                          0.00
  (ninth) Residual Certificates Holders                                    4.07(ix)                                          0.00
Ending Certificate Release                                                                                                   0.00
                                                                                                                    -------------

                                                                                                                             0.00


page 2             CENTRAL LIFE ASSURANCE               DISTRIBUTION BY CLASS

                   COMMERCIAL MORTGAGE PASS-THROUGH     (Schedule A1)

                   PURSUANT TO SECTION 4.02(iv)         Page 2 of 10


                                                                      ----------------Senior-----   ------------
                                                                     Class A-1      Class A-2      Class A-3
                                                                     Certificates   Certificates   Certificates
                                                                     ------------   ------------   ------------
          Required   Senior Distribution Amount by Class:
  (third)   Current Accrued Interest                                         0.00           0.00           0.00
  (third)   Past Due Accrued Interest                                        0.00           0.00           0.00
 (fourth)   Current Reduction in Outstanding Amount                          0.00           0.00           0.00
 (fourth)   Past Due Reduction in Outstanding Amount                         0.00           0.00
                                                                     ------------   ------------   ------------
          Total Senior Distribution (To Schedule A)                          0.00           0.00           0.00


Required  Class B Distribution Amount by Class:
  (fifth)   Current Accrued Interest
  (fifth)   Past Due Accrued Interest
  (sixth)   Reduction in Outstanding Amount
              Current Subordinate Amount Release
              Past Due Subordinate Amount Release

          Total Class B Distribution (To Schedule A)

 (seventh)Additional Senior Participation Reduction (the Lessor of:)
    (i)     Surplus                                                          0.00           0.00           0.00
   (ii)     Aggregate Outstanding Amount after clause fourth                 0.00           0.00           0.00

          Additional Senior Amount To Be Distributed                         0.00           0.00           0.00

 (eighth) Additional Class B Certificate Reduction (The Lessor of:)
    (i)     Remainder
   (ii)     Aggregate Outstanding Amount

          Additional Class B Amount To Be Distributed


                                                                      ------------------------------------------
                                                                     Class A-4      Class B            Total
                                                                     Certificates   Certificates
                                                                     ------------   ------------   ------------
          Required   Senior Distribution Amount by Class:
  (third)   Current Accrued Interest                                    44,161.08                     44,161.08
  (third)   Past Due Accrued Interest                                        0.00                          0.00
 (fourth)   Current Reduction in Outstanding Amount                    217,083.64                    217,083.64
 (fourth)   Past Due Reduction in Outstanding Amount                         0.00                          0.00
                                                                     ------------                  ------------
Total Senior Distribution (To Schedule A)                              261,244.72                    261,244.72


Required   Class B Distribution Amount by Class:
  (fifth)   Current Accrued Interest                                                  157,406.92     157,406.92
  (fifth)   Past Due Accrued Interest                                                       0.00           0.00
  (sixth)   Reduction in Outstanding Amount
              Current Subordinate Amount Release                                            0.00           0.00
              Past Due Subordinate Amount Release                                           0.00           0.00
                                                                                                   ------------
Total Class B Distribution (To Schedule A)                                                           157,406.92

 (seventh)Additional Senior Participation Reduction (the Lessor of:)
    (i)     Surplus                                                     98,518.39                     98,518.39
   (ii)     Aggregate Outstanding Amount after clause fourth         5,671,060.53                  5,671,060.53

          Additional Senior Amount To Be Distributed                    98,518.39                          0.00

 (eighth) Additional Class B Certificate Reduction (The Lessor of:)
    (i)     Remainder                                                                       0.00           0.00
   (II)     Aggregate Outstanding Amount                                           20,987,589.00  20,987,589.00

          Additional Class B Amount To Be Distributed                                       0.00           0.00


page 3        CENTRAL LIFE ASSURANCE               DISTRIBUTION BY CERTIFICATE

              COMMERCIAL MORTGAGE PASS-THROUGH     (Schedule A2)

              PURSUANT TO SECTION 4.07(vii)        Page 3 of 10



                                                                      ------------------------------------------
                                                                     Class A-1      Class A-2      Class A-3
                                                                     Certificates   Certificates   Certificates
                                                                     ------------   ------------   ------------
          Required Senior Distribution Amount by Class:
  (third)   Current Accrued Interest                                   0.00000000     0.00000000     0.00000000
  (third)   Past Due Accrued Interest                                  0.00000000     0.00000000     0.00000000
 (fourth)   Current Reduction in Outstanding Amount                    0.00000000     0.00000000     0.00000000
 (fourth)   Past Due Reduction in Outstanding Amount                   0.00000000     0.00000000     0.00000000
                                                                     ------------   ------------   ------------
          Total Senior Distribution                                    0.00000000     0.00000000     0.00000000


          Required   Class B Distribution Amount by Class:
  (fifth)   Current Accrued Interest
  (fifth)   Past Due Accrued Interest
  (sixth)   Reduction in Outstanding Amount
              Current Subordinate Amount Release
              Past Due Subordinate Amount Release

          Total Class B Distribution

 (seventh)Additional Senior Part.Cert.Reduction (the Lessor of:)
    (i)     Surplus                                                    0.00000000     0.00000000         0.0000
   (ii)     Aggregate Outstanding Amount after fourth clause           0.00000000     0.00000000         0.0000

          Additional Senior Amount To Be Distributed                   0.00000000     0.00000000         0.0000

 (eighth) Additional Class B Certificate Reduction (The Lessor of:)
    (i)     Remainder
   (II)     Aggregate Outstanding Amount

          Additional Class B Amount To Be Distributed



                                                                      ------------------------------------------
                                                                     Class A-4      Class B            Total
                                                                     Certif.        Certificates
                                                                     ------------   ------------   ------------
          Required Senior Distribution Amount by Class:
  (third)   Current Accrued Interest                                   2.90629023                    2.90629023
  (third)   Past Due Accrued Interest                                  0.00000000                    0.00000000
 (fourth)   Current Reduction in Outstanding Amount                   14.28651793                    0.00000000
 (fourth)   Past Due Reduction in Outstanding Amount                   0.00000000                    0.00000000
                                                                     ------------   ------------   ------------
          Total Senior Distribution                                   17.19280816                    2.90629023


          Required   Class B Distribution Amount by Class:
  (fifth)   Current Accrued Interest                                                  7.50000012     7.50000012
  (fifth)   Past Due Accrued Interest                                                 0.00000000     0.00000000
  (sixth)   Reduction in Outstanding Amount                                           0.00000000
              Current Subordinate Amount Release                                      0.00000000     0.00000000
              Past Due Subordinate Amount Release                                     0.00000000     0.00000000
                                                                                    ------------   ------------
          Total Class B Distribution                                                  7.50000012     7.50000012

 (seventh)Additional Senior Part.Cert.Reduction (the Lessor of:)
    (i)     Surplus                                                        6.4836
   (ii)     Aggregate Outstanding Amount after fourth clause             373.2189                  373.21885686

          Additional Senior Amount To Be Distributed                       6.4836                    0.00000000

 (eighth) Additional Class B Certificate Reduction (The Lessor of:)                   0.00000000
    (i)     Remainder                                                                 0.00000000
   (II)     Aggregate Outstanding Amount                                              0.00000000

          Additional Class B Amount To Be Distributed                                 0.00000000


Page 4            CENTRAL LIFE ASSURANCE                      AGGREGATE BALANCES

                  COMMERCIAL MORTGAGE PASS-THROUGH            (Schedule A3)

                  PURSUANT TO SECTION 4.07                    Page 4 of 10

                                                        ----------------------Senior---------------------------
                                                        Class A-1           Class A-2             Class A-3
                                                        Certificates        Certificates          Certificates
                                                        -------------       -------------         -------------
Senior Participation Outstanding Amounts:

  Before   Distributions - by Class(To Schedule C)               0.00                0.00                  0.00
                           by Certificate                        0.00                0.00                  0.00
  After Distributions - by Class                                 0.00                0.00                  0.00
                        by Certificate                           0.00                0.00                  0.00

Class B Participation Outstanding Amounts:

  Before   Distributions - by Class
                           by Certificate
  After Distributions - by Class
                        by Certificate


Outstanding Amt./Initial Aggregate Amt.                      0.00000%            0.00000%              0.00000%

Pool Values (excludes Residual)

Previous   Adjusted  Pool Value
This Month's Adjusted Pool Value

Subordinated Amount:

  Before Distributions
  After Distributions

Initial Outstanding Amount of Participation Cert.:      10,000,000.00       75,000,000.00         46,400,000.00

                                                          ------------------------------------------------------
                                                         Class A-4           Class B                   Total
                                                         Certificates        Certificates
                                                         ------------        ------------          ------------
Senior Participation Outstanding Amounts:

  Before   Distributions - by Class(To Schedule C)       5,888,144.17                              5,888,144.17
                           by Certificate                      387.51                                    387.51
  After Distributions - by Class                         5,572,542.14                              5,572,542.14
                        by Certificate                         366.74                                    366.74

Class B Participation Outstanding Amounts:

  Before   Distributions - by Class                                         20,987,589.00         20,987,589.00
                           by Certificate                                        1,000.00              1,000.00
  After Distributions - by Class                                            20,987,589.00         20,987,589.00
                        by Certificate                                           1,000.00              1,000.00


Outstanding Amt./Initial Aggregate Amt.                     36.67353%             100.00%

Pool Values (excludes Residual)

Previous   Adjusted  Pool Value                                             12,878,488.00
This Month's Adjusted Pool Value                                            12,543,187.00

Subordinated Amount:

  Before Distributions                                                      20,987,589.00
  After Distributions                                                       20,987,589.00

Initial Outstanding Amount of Participation Cert.:      15,195,000.00       20,987,589.00        167,582,589.00


                         CENTRAL LIFE ASSURANCE                     RESERVE FUND

                         COMMERCIAL MORTGAGE PASS-THROUGH           (Schedule B)

                         PURSUANT TO SECTION 4.03                   Page 5 of 10


       Beginning Balance                                                                700,000.00

    (b)  Deposits:

   (ii)    From Certificate Account:  (From Schedule A)
             Recoverable Reserve Fund Replenishment             0.00                                      4.07(ii)
             Non-Recoverable Reserve Fund Replenishment         0.00           0.00                       4.07(ii)

    (d)  Investment Income Received                         2,096.89
                                                        ------------
       Total Deposits                                                                     2,096.89

    (c)  Withdrawals:

    (i)    To Certificate Account:  (To Schedule A)
             Recoverable Late Payments Not Received             0.00                                      4.07(iv)
   (ii)      Excess of Reserve Fund Balance Requirement         0.00                                      4.07(iv)

    (d)   Investment Income Disbursed (To Schedule A)       2,096.89
                                                        ------------
          Total Withdrawals                                                               2,096.89
                                                                                      ------------
          Ending Balance Before Other Provisions                                        700,000.00        4.07(viii)
                                                                                      ------------
                                                                                      ------------


page 6         CENTRAL LIFE ASSURANCE                       EXPENSE RESERVE FUND
               COMMERCIAL MORTGAGE PASS-THROUGH             (Schedule C)
               PURSUANT TO SECTION 4.03A                    Page 6 of 10

EXPENSE RESERVE FUND DEFICIENCY: 4.07(xvi)                                                            Pool(Loan)
                                                                                                       Balance
                                                                                                    --------------
               LESSER OF                                                                             35,653,742.34
    (1)  The productof (1/12*.09%) & the
         Aggregate Pool (loan) Principal Bal. before payments
                    OR
    (2)  Expense Reserve Fund Balance(calculated below)                                                  51,041.67
         Less: Reserve Fund Begining Balance                                                              5,872.17
                          EQUALS                                                                    --------------
         Expense Reserve Fund Deficiency(lesser of)                                                      45,169.50
- ---------------------------------------         ------------------------------------------------------------------
         Begining   Balance
           Deposits:
    (b)  From Certificate Account:(From Schedule A)
         Expense Reserve Fund Deficiency
    (d)  Investment Income Received


         Total Deposits

    (c)  Whithdrawls:
    (i)  Pool Expenses (From Schedule E)
         To Certificate Account: (Schedule A)
   (ii)  Excess providing Outstanding Amounts=0                                                               0.00
   (iii) Excess of Ending Balance over Expense Reserve Fund Balance                                           0.00

    (d)  Investment Income Disbursed

         Total Withdrawls

         Ending Balance
- ---------------------------------------         ------------------------------------------------------------------
         Expense Reserve Fund Balance:
         Agggregate Outstanding Amount of Senior
         Participation Certificates Before Distribution (From Schedule A3)                            5,888,144.17
           Aggregate outstanding Amount(above)                        Amount      #of Months to               2008
         ------------------------------         ------------------------------------------------------------------
   If >120,000,then                                                   50,000.00           12.25          51,041.67
   If 60,000 but < 120,000,then                                       40,000.00                               0.00


EXPENSE RESERVE FUND DEFICIENCY: 4.07(xvi)                                     1/12 of.09%
                                                                             of Pool Balance
                                                                             --------------------
               LESSER OF                                                           2,674.03
    (1)  The productof (1/12*.09%) & the
         Aggregate Pool (loan) Principal Bal. before payments
                    OR
    (2)  Expense Reserve Fund Balance(calculated below)
         Less: Reserve Fund Begining Balance
                          EQUALS
         Expense Reserve Fund Deficiency(lesser of)                                 2,674.03
- ---------------------------------------         --------------------------------------------------------------------------------
         Begining   Balance
         Deposits:                                                                                                    5,872.17
    (b)  From Certificate Account:(From Schedule A)                                 2,674.03
         Expense Reserve Fund Deficiency
    (d)  Investment Income Received                                                    17.57
                                                                                --------------
                                                                                                                       2,691.60
         Total Deposits

    (c)  Whithdrawls:
    (i)  Pool Expenses (From Schedule E)                                           3,000.00
         To Certificate Account: (Schedule A)
   (ii)  Excess providing Outstanding Amounts=0
   (iii) Excess of Ending Balance over Expense Reserve Fund Balance                    0.00

    (d)  Investment Income Disbursed                                                  17.57
                                                                                --------------
         Total Withdrawls                                                                                              3,017.57
                                                                                                                   -------------
         Ending Balance                                                                                                5,546.20
- ---------------------------------------         --------------------------------------------------------------------------------
         Expense Reserve Fund Balance:
         Agggregate Outstanding Amount of Senior
         Participation Certificates Before Distribution (From Schedule A3)
           Aggregate outstanding Amount(above)
         ------------------------------         --------------------------------------------------------------------------------
   If >120,000,then
   If 60,000 but < 120,000,then

Page 7
                  CENTRAL LIFE ASSURANCE
                  COMMERCIAL MORTGAGE PASS-THROUGH
                  PURSUANT TO SECTION 4.03A


         Collection Account Period Covered:                           24-JUL-96
                                                                      01-AUG-96

         Release To Certificate Account:                              01-SEPT-96



         Beginning Balance

         Collection Account                                                0.00

         Investment Income Received                                        0.00            0.00
    (c)

         Total Deposits

         Withdrawals to Certificate Account:(To Sch. A)

         Deposits                                                          0.00
         Re-investment Income                                              0.00            0.00

Ending Balance

page 7a
                   OTHER INPUTS & CALCULATIONS          Page 7 of 10

Delinquent Payments determined not to be Recoverable:
  1)Voluntary Advance Reimbursements                                            0.00 Total Past Int. Not Paid in Prev. Due Periods:
  2) Reserve Fund Replenishment                                                 0.00 Class A-1
Delinquent Payments Received during Due Period:                                      Class A-2
  1)Voluntary Advance Reimbursement                                             0.00 Class A-3
  2) Recoverable Reserve Fund Replenishments                                    0.00 Class A-4
Delinquent Payments of this Due Period                                               Class B
 1)Recoverable Voluntary Advances                                               0.00 Total Past Reductions in Out. Amt. not Paid in
                                                                                     Prev. Due Periods:
 2)Recoverable Late Payments to be credited from Res. Acct.                     0.00 Class A-1
Sale of Mortgage Loans as provided in Article X:                                0.00 Class A-2
Excess substituted Mortgages                                                    0.00 Class A-3
Aggregate Prin Bal of the 3 largest Loans:                             14,233,864.06 Class A-4
Total Funds Deposited in Sub-Certificate Account                                0.00 Class B
The Preceding Subordinated Amount:                                     20,987,589.00 Past Subordinate Amount Release not Distrib.:
Preceding Adjusted Pool Value                                          12,878,488.00 Previous Outstanding:
The Aggregate Balloon Payment Deficiency:                                       0.00 Class A-1
Servicer'  s Basic Fee                                                      5,039.00 Class A-2
The sum of the Prin Bal.of each Mortg. loan Out.that was 60days                 0.00 Class A-3
past due   at any time during the last 6 mths ending this Due Per.                   Class A_4
Aggreg. Pool Prin.(loan) Bal.as of the beg. of this due per.:Due Per.  35,653,742.34 Class B
Current Month 's Number                                                         9.00 Liquidating Loans:
The Current Year                                                                1996 Loan 1
Aggregate Covered Losses of this Due Period:                                    0.00 Loan 2
Total Pool expenses as provided by CL:                                      3,000.00 Loan 3
This Month's Pool Value:                                               33,530,776.00 Investment Earnings:
The Sum of the Aggregate Covered Losses for this Due Period:                    0.00 Reserve Account
Amount of Deposited into the Certificate a/c from the Sub/cert:                 0.00 Expense Reserve Account
Amount Deposited into Cert. Acct.d into Cert. Acct.                       524,883.06 Certificate Account
Begining   Balance of Reserve Account:                                    700,000.00 Servicere's Reinvestment Income
Begining   Balance of Expense Reserve Account:                              5,872.17 Sub-Certificate

a1         CENTRAL LIFE ASSURANCE

           COMMERCIAL MORTGAGE PASS-THROUGH

           SUBORDINATED AMOUNT CALCULATIONS


         Lesser of: (i)&(ii)

    i)   Preceding Subordinated Amount                  20,987,589.00

         Aggregate Covered Losses:                               0.00
                                                       --------------
                                                        20,987,589.00
         The result of i                                20,987,589.00


    ii)  Equal to The Greater of X or Y                 14,233,864.06

         X) 19% * Aggregate Pool Prin Bal                6,774,211.04
         Y) aggregate unpaid prin bal. of               14,233,864.06
            the 3 largest Mortgage Loans

   iii)  The result of iii is i if iii>0:                        0.00

         x(a) The Aggregate Prin Bal of Mortg.                   0.00
         loans 60   days past due.

         x(b) Sum   of the liquidating Loans                     0.00

         X) Is iii x(a)&x(b) > 5% of the                         0.00
          Pool Prin Bal.


         Y) The Aggregate Balloon Payment
         Defficiency Amount                                      0.00

         Z) Is the sum of the Agg.Cov. Losses                    0.00
           greater than $4,197,646

    d)    The Subordinated Amount:                      20,987,589.00

    e)    The Subordinated Amount Release:                       0.00